UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

SYNTROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34490	73-1565725
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5416 S. Yale Avenue, Suite 400 Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Our 2010 annual meeting of stockholders was held on May 11, 2010. Set forth below are the results of the voting with respect to each matter acted upon at the meeting.

	Votes	Votes	Votes Withheld /	Broker
Matter Acted Upon	Cast For	Cast Against	Abstentions	Non-Votes
Election of Directors:
P. Anthony Jacobs	33,099,114	—	734,247	26,828,049
James R. Seward	33,094,275	—	739,086	26,828,049
Ratification of the Appointment of Hogan Taylor LLP as Independent Public Accountants for the 2010 fiscal year	60,343,821	227,935	89,654	—

Alvin R. Albe, Jr., Robert B. Rosene, Jr., Frank M. Bumstead, and Edward G. Roth all continued as directors of Syntroleum.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYNTROLEUM CORPORATION

Date: May 12, 2010	By:	/s/ Karen L. Gallagher
Karen L. Gallagher Senior Vice President, Principal Financial Officer

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